KPMG Audit Plc
                  PO Box 486                       Tel +44 (0) 20 7311 1000
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The Board of Directors                                 Your ref
Cordiant Communications Group plc
121-141 Westbourne Terrace                             Our ref   pc/636/L306-pcw
London
W2 6JR                                                 Contact   Neil Davies
                                                                 020 7311 2230


29 June 2001



Dear Sirs

20-F letter of consent

We consent to incorporation by reference in the registration statements No. 33-11622, No 33-41650 and No. 333-31508, on Form S-8 of Cordiant plc filed with the Securities and Exchange Commission (the "Commission") on 29 January 1987, 15 July 1991 and 2 March 2000, respectively, and the registration statement No. 333-46570 on Form F-3 of Cordiant Communications Group plc of our report dated 7 March 2001(except with respect to paragraph 2 of note 32 and paragraph 3 of note 34 which are dated April 5, 2001), relating to the consolidated balance sheets of Cordiant Communications Group plc and subsidiaries as of December 31, 2000, and 1999, and the related consolidated statements of operations, shareholders'funds/(deficiency) and other share capital, total recognized gains and losses and cash flows for each of the years in the three-year period ended December 31, 2000, which report appears in the annual report on Form 20-F of Cordiant Communications Group plc for the fiscal year ended December 31, 2000.



/s/ KPMG Audit Plc
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KPMG Audit Plc